UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 25, 2008

OPHTHALMIC IMAGING SYSTEMS

(Exact Name of Registrant as Specified in its Charter)

CALIFORNIA	1-11140	94-3035367
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

221 Lathrop Way, Suite I Sacramento, California	95815
(Address of Principal Executive)	(Zip Code)

(Registrant’s telephone number, including area code): (916) 646-2020

                                                               Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A (Amendment No. 1) of Ophthalmic Imaging Systems (the “Company” or “OIS”) amends and the Current Report on Form 8-K (the “Original Form 8-K”) that the Company filed with the Securities and Exchange Commission on March 27, 2008. In the Original Form 8-K, the Company reported that it entered into an Agreement and Plan of Merger with MediVision Medical Imaging Limited, its parent company (“MediVision”), whereby, upon approval of the shareholders of the Company and MediVision, the Company, through MV Acquisitions Ltd., a wholly owned subsidiary, would merge with and into MediVision, with MediVision as the surviving entity (the “Merger”). At the time the Company and MediVision negotiated the Agreement and Plan of Merger, and the other agreements in connection therewith (i.e., Registration Rights Agreement, Voting Agreement, Right to First Refusal Agreement, and Lock-up Agreement) (the “Merger Documents”), a Stockholders Agreement by and between Agfa-Gevaert N.V., Delta Trade & Services (1986) Ltd., Noam Allon, Gil Allon, Shlomo Allon, Ariel Shenhar, and Yuval Shenhar, was also drafted but was not signed at the time the Merger Documents were signed. The material terms of this Stockholders Agreement was not disclosed in the Original Form 8-K and thus, a description of the Stockholders Agreement under “Item 8.01. Other Events,” is being added in this Form 8-K/A (Amendment No. 1).

Item 8.01. Other Events.

Stockholders Agreement

In connection with the proposed merger, between the Company, through MV Acquisitions Ltd., a wholly owned subsidiary, and MediVision, with MediVision as the surviving entity (the “Proposed Merger”), Agfa-Gevaert N.V., Delta Trade & Services (1986) Ltd., Noam Allon, Gil Allon, Shlomo Allon, Ariel Shenhar, and Yuval Shenhar (all shareholders of MediVision) negotiated a Stockholders Agreement (the “Stockholders Agreement”), pursuant to which, the parties thereof agree to vote all of their OIS Common Stock in accordance with Section 1.2 of the Voting Agreement, which governs the voting of directors onto OIS’ board following the closing of the merger, and in accordance with Agfa’s direction for certain significant transactions (e.g., merger, significant acquisition or disposition of assets, significant issuance of securities, change in principal business, liquidation or dissolution, amendments to the articles of incorporation). Generally, the Stockholders Agreement also restricts the transfer of securities of OIS by the parties, with certain narrow exceptions. In the event of an allowed proposed transfer, where Agfa is not the transferor, Agfa has a right of first refusal. If Agfa is the transferor, a right of first refusal is given to the other parties to the agreement. Under the Stockholders Agreement, the parties also agreed to tag-along rights, whereby a party who proposes to transfer any of OIS’ securities must provide notice of such proposed transfer to the other parties and allow them to participate in such transfer. The agreement also provides that if a party does not fully exercise the preemptive rights granted by OIS under Section 3 of the Right of First Refusal Agreement, the remaining preemptive rights will be assigned to the other parties, upon request. Parties to the agreement other than Agfa must first offer their preemptive rights to Agfa. The parties also agree not to exercise certain registration rights under the Registration Rights Agreement and agree to subject any transfer pursuant to the Registration Rights Agreement to the right of first refusal included in the Stockholders Agreement. The Voting Agreement dated March 25, 2008, by and among OIS and the principal MediVision stockholders named therein (the “Prinicpal MV Stockholders”) makes reference to the Stockholders Agreement, pursuant to which the Principal MV Stockholders agree, subject to certain conditions, to vote in favor of the Proposed Merger. The Stockholders Agreement has not yet been signed, however, the parties may enter into the Stockholders Agreement prior to, or upon approval of the merger by the shareholders of OIS and MediVision.

***

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about the business combination transaction involving Ophthalmic Imaging Systems and MediVision Medical Imaging Ltd., including statements identified by words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “will,” “should,” “may,” or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of Ophthalmic Imaging Systems’ and MediVision Medical Imaging Ltd.’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond the control of Ophthalmic Imaging Systems and MediVision Medical Imaging Ltd.  Actual results may differ materially from the results anticipated in these forward-looking statements.

The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statement: general business and economic conditions; the performance of financial markets and interest rates;; the failure of Ophthalmic Imaging Systems and MediVision Medical Imaging Ltd. stockholders to approve the transaction; the failure to realize synergies and cost-savings from the transaction or delay in realization thereof; the businesses of Ophthalmic Imaging Systems and MediVision Medical Imaging Ltd. may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; and operating costs and business disruption following the merger, including adverse effects on employee retention and on our business relationships with third parties, including manufacturers of radios, retailers, automakers and programming providers. The information set forth herein speaks only as of the date hereof, and Ophthalmic Imaging Systems and MediVision Medical Imaging Ltd. disclaim any intention or obligation to update any forward looking statements as a result of developments occurring after the date of this communication.

  Important Additional Information Has Been Filed with the SEC

This communication is being made in respect of the proposed business combination involving Ophthalmic Imaging Systems and MediVision Medical Imaging Ltd . In connection with the proposed transaction, Ophthalmic Imaging Systems has filed with the SEC an amended Registration Statement on Form S-4 containing a preliminary Joint Proxy Statement/Prospectus and each of Ophthalmic Imaging Systems and MediVision Medical Imaging Ltd. has filed with the SEC other documents regarding the proposed transaction. The definitive Joint Proxy Statement/Prospectus will be mailed to stockholders of Ophthalmic Imaging Systems and MediVision Medical Imaging Ltd. INVESTORS AND SECURITY HOLDERS OF OPHTHALMIC IMAGING SYSTEMS AND MEDIVISION MEDICAL IMAGING LTD. ARE URGED TO READ THE PRELIMINARY JOINT PROXY STATEMENT/PROSPECTUS AND THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE, AS WELL AS OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders can obtain free copies of the amended Registration Statement and the Joint Proxy Statement/Prospectus and other documents filed with the SEC by Ophthalmic Imaging Systems and MediVision Medical Imaging Ltd. through the website maintained by the SEC at www.sec.gov. Free copies of the amended Registration Statement and the Joint Proxy Statement/Prospectus and other documents filed with the SEC can also be obtained by directing a request to Ophthalmic Imaging Systems Company’s Secretary, Ariel Shenhar, at 221 Lathrop Way, Suite I, Sacramento, California, 95815, Attention: Corporate Secretary.

Ophthalmic Imaging Systems, MediVision Medical Imaging Ltd. and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Ophthalmic Imaging Systems; directors and executive officers is available in its Annual Report on Form 10-KSB for the year ended December 31, 2007, and information regarding MediVision Medical Imaging Systems Ltd.’s directors and executive officers is available in the Joint Proxy Statement/Prospectus. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Joint Proxy Statement/Prospectus filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2008	OPHTHALMIC IMAGING SYSTEMS
	By:	/s/ Ariel Shenhar
	Name: Title:	Ariel Shenhar Chief Financial Officer